UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2005

SOUTHERN UNION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

417 Lackawanna Avenue Scranton, Pennsylvania (Address of principal executive offices)	18503-2013 (Zip Code)

Registrant's telephone number, including area code: (570) 614-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(c). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 2, 2005, Southern Union Company (Southern Union or the Company) issued a press release announcing that it had appointed George E. Aldrich, 58, as Vice President-Controller & Chief Accounting Officer of the Company effective September 1, 2005. Most recently, Mr. Aldrich was Chief Financial Officer of Raintree Resorts International, Inc., a position he held since 1998. Previously, he served as Chief Financial Officer of KBC Advanced Technologies, Inc. from 1996 to 1998 and Vice President-Controller of Wainoco Oil Corporation from 1983 to 1996.

The terms of Mr. Aldrich’s employment provide that he will be paid an annualized base salary of $205,000.00, will be eligible for an annual incentive bonus of up to 50% of his annualized salary and will receive, upon commencement of employment, a long-term incentive award of 3,200 restricted shares of Company stock and a right and option to purchase 15,000 shares of Company stock in accordance with the terms of the Company’s Amended and Restated 2003 Stock and Incentive Plan. The restricted shares and the options, which will have an exercise price equal to the closing price of Company stock on September 1, 2005, will vest in 25% increments each year commencing on the first anniversary of the grant date and will expire on September 1, 2015.

The description above is a summary of Mr. Aldrich’s restricted stock and stock option awards and is qualified in its entirety by reference to the Company’s forms of stock option and restricted stock agreements previously filed with the Securities and Exchange Commission.

ITEM 7.01. Regulation FD Disclosure.

On September 2, 2005, Southern Union Company (Southern Union or the Company) issued a press release announcing the appointment of George E. Aldrich, 58, as Vice President-Controller & Chief Accounting Officer of the Company, effective Thursday, September 1, 2005. A copy of that release is filed herewith as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit No.                      Exhibit

99.1	Press Release issued by Southern Union Company dated September 2, 2005.

This 8-K includes forward-looking statements. Although Southern Union believes that its expectations are based on reasonable assumptions, it can give no assurance that such assumptions will materialize. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein are enumerated in Southern Union's Forms 10-K and 10-Q as filed with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)
Date: September 2, 2005	By:	/s/ Robert M. Kerrigan, III
Robert M. Kerrigan, III
Assistant General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.                  Description

99.1	Press Release issued by Southern Union Company dated September 2, 2005.